UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01533

SELECTED INTERNATIONAL FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2015
Date of reporting period: June 30, 2015

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Selected
FUNDS

Selected Funds

Selected American Shares
Selected International Fund

June 30, 2015

SEMI-ANNUAL REPORT

Selecting Quality Companies for the Long Term™

SELECTED FUNDS	Table of Contents

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Selected Fund prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Selected Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds' website at www.selectedfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds' website at www.selectedfunds.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling 1-800-243-1575, on the Funds' website at www.selectedfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SELECTED FUNDS	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of the Selected Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports, we include all of the required quantitative information, such as financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.

In addition, we produce a Manager Commentary for each Fund, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds' website at www.selectedfunds.com, or by calling 1-800-243-1575.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

James J. McMonagle	Christopher C. Davis	Danton G. Goei
Chairman	President & Portfolio Manager	Portfolio Manager

August 3, 2015

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC.

Performance Overview

Selected American Shares' Class S shares delivered a total return on net asset value of 3.13% (Class D shares returned 3.29%) for the six-month period ended June 30, 2015 ("Period"). Over the same Period, the Standard & Poor's 500® Index ("Index") returned 1.23%. The sectors1 within the Index that reported the strongest performance over the Period were Health Care, Consumer Discretionary, and Telecommunication Services. The sectors within the Index that reported the weakest performance over the Period were Utilities, Energy, and Industrials.

The Fund's Absolute Performance

Consumer Discretionary companies were the most important contributor2 to the Fund's absolute performance over the Period. Amazon3 (the Fund's second largest holding, as of June 30, 2015) was the most important contributor to the Fund's performance during this Period. Liberty Global was another Consumer Discretionary holding that was among the top contributors to the Fund's performance. Las Vegas Sands and Compagnie Financiere Richemont were among the top detractors from the Fund's performance.

Health Care companies were the second most important contributor to the Fund's absolute performance. Valeant Pharmaceuticals, UnitedHealth Group, and Laboratory Corp. of America Holdings were top contributors to the Fund's performance. No Health Care holdings detracted from absolute performance.

Information Technology companies were another important contributor to the Fund's absolute performance. ASAC and Qihoo 360 Technology were among the most important contributors to the Fund's performance. Oracle was among the most important detractors from the Fund's performance.

Energy companies were the most important detractor from the Fund's absolute performance. Encana and Cabot Oil & Gas were among the top detractors from the Fund's performance.

Material companies were also an important detractor from the Fund's absolute performance. Praxair and Lafarge were among the leading detractors from the Fund's performance.

Other important contributors and detractors came from the Financial sector. Julius Baer, JPMorgan Chase, and Wells Fargo (the Fund's largest holding, as of June 30, 2015) were among the top contributors to the Fund's absolute performance. American Express, Berkshire Hathaway, ACE, and Loews were among the top detractors from the Fund's performance. The Fund no longer owns Julius Baer.

The Fund had approximately 16% of its net assets invested in foreign companies at June 30, 2015. As a whole, those companies outperformed the domestic companies held by the Fund.

The Fund's Relative Performance

Consumer Discretionary companies were the most important contributor to the Fund's performance relative to the Index over the Period. The Fund benefited from its Consumer Discretionary holdings outperforming the corresponding sector within the Index; the Fund also benefited from a higher average weighting in this sector.

Information Technology companies were the second most important contributor to the Fund's relative performance. The Fund's Information Technology holdings' contribution was almost entirely a result of strong stock selection as the Fund's holdings outperformed the corresponding sector within the Index.

Material companies were the most important detractor from the Fund's relative performance, primarily as a result of stock selection. The Fund's Material companies underperformed the corresponding sector within the Index.

Energy companies also detracted from the Fund's relative performance due to stock selection. The Fund and the Index both reported negative performance returns for the Period. The Fund did benefit slightly from a lower average weighting than the Index.

Selected American Shares' investment objective is to achieve both capital growth and income. In the current market environment, we expect that income will be low. There can be no assurance that the Fund will achieve its objective. Selected American Shares' principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected American Shares Class S versus the Standard & Poor's
500® Index over 10 years for an investment made on June 30, 2005

$25,000
$20,000
$15,000
$10,000
$5,000
$0
S&P 500®
SAS - S
S&P 500®
$21,379
SAS - S
$18,373
06/30/05
06/30/06
06/30/07
06/30/08
06/30/09
06/30/10
06/30/11
06/30/12
06/30/13
06/30/14
06/30/15

Average Annual Total Return for periods ended June 30, 2015

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D's Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	3.55%	13.71%	6.27%	N/A	0.95%	0.95%
Class D	3.90%	14.09%	6.62%	6.88%	0.61%	0.61%
Standard & Poor's 500® Index	7.42%	17.34%	7.89%	7.86%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Selected American Shares contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Selected Funds Investor Services at 1-800-243-1575.

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC.

Performance Overview

Selected International Fund's Class S shares delivered a total return on net asset value of 9.35% (Class D shares returned 9.67%) for the six-month period ended June 30, 2015 ("Period"). Over the same Period, the Morgan Stanley Capital International All Country World ex USA® Index ("Index") returned 4.03%. The sectors1 within the Index that reported the strongest performance over the Period were Health Care, Consumer Discretionary, and Telecommunication Services. The sectors that reported the weakest performance were Utilities and Energy. These two sectors were the only sectors within the Index that reported negative returns during the Period.

The Fund's Absolute Performance

Information Technology companies were the most important contributor2 to the Fund's absolute performance over the Period. NetEase3 was an important contributor to the Fund's performance in the Information Technology sector for the Period. NetEase develops and operates some of China's most popular online gaming, social media applications, and email services. Another top contributor was Qihoo 360 Technology, one of China's largest providers of Internet and mobile security products and services (the Fund's largest holding, as of June 30, 2015). Top contributors to Fund performance also included Youku Tudou, China's leading Internet television company, and SouFun Holdings, the leading real estate Internet portal in China (the Fund's second largest holding, as of June 30, 2015). DianPing Holdings, one of China's most popular online restaurant-review and group-buying services sites, and the Alibaba Group were among the top detractors from the Fund's absolute performance. The Fund no longer owns Alibaba Group.

Industrial companies were the second most important contributor to the Fund's absolute performance. CAR, China's largest auto rental company (the Fund's fourth largest holding, as of June 30, 2015), was the most important contributor to the Fund's performance in the Industrial sector. Meggitt, a British aerospace engineering company, was the leading detractor from the Fund's performance in the Industrial sector.

Consumer Discretionary companies were also an important contributor to the Fund's absolute performance. JD.com, a Chinese online electronics retailer, and Ctrip.com, a Chinese travel website, were among the most important contributors to the Fund's performance. Compagnie Financiere Richemont and Xiabu Xiabu, a Chinese fast-food chain, were the top detractors from the Fund's performance.

Energy companies were the most important detractor from the Fund's absolute performance. Encana and Canadian Natural Resources, the only two energy holdings in the Fund, returned negative performance figures for the Period and were among the top detractors from performance.

Material companies were also an important detractor from the Fund's absolute performance. Lafarge and Anhui Conch Cement were among the leading detractors from the Fund's performance during the Period.

The Health Care and Consumer Staple sectors also produced important contributors to and detractors from the Fund's absolute performance. In the Health Care sector, Valeant Pharmaceuticals was a top contributor, while Diagnosticos da America was among the top detractors from performance. In the Consumer Staple sector, Heineken Holding and United Spirits were among the top contributors to the Fund's performance, while Brasil Pharma was a top detractor.

Chinese companies were the most important contributor to the Fund's absolute performance and represent approximately 33% of the foreign holdings in the Fund, as of June 30, 2015.

The Fund's Relative Performance

Information Technology companies were the most important contributor to the Fund's performance relative to the Index over the Period. The Fund's Information Technology companies significantly outperformed the corresponding sector within the Index. The Fund suffered slightly from a much higher average weighting than the Index in this sector.

Industrial companies were the second most important contributor to the Fund's relative performance. The Fund's Industrial companies outperformed the corresponding sector within the Index and also benefited from a much higher average weighting.

Energy companies were the most important detractor from the Fund's relative performance. The Fund's Energy companies significantly underperformed the corresponding sector within the Index, however the Fund did benefit from a much lower average weighting than the Index.

Material companies were the second most important detractor from the Fund's relative performance. The Fund's Material companies underperformed the corresponding sector within the Index.

Selected International Fund's investment objective is to achieve capital growth. There can be no assurance that the Fund will achieve its objective. Selected International Fund's principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into ten sectors. One or more industry groups make up a sector.

2A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected International Fund Class S versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA) Index
over 10 years for an investment made on June 30, 2005

$25,000
$20,000
$15,000
$10,000
$5,000
$0
MSCI ACWI® ex USA
SIF - S
MSCI ACWI® ex USA $17,151
SIF - S $13,696
06/30/05
06/30/06
06/30/07
06/30/08
06/30/09
06/30/10
06/30/11
06/30/12
06/30/13
06/30/14
06/30/15

Average Annual Total Return for periods ended June 30, 2015

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D's Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	0.80%	8.77%	3.19%	N/A	1.38%	1.30%
Class D	1.29%	9.36%	3.69%	4.22%	0.82%	0.82%
MSCI ACWI® ex USA	(5.26)%	7.76%	5.54%	6.60%

On May 1, 2011, the Fund changed its name from Selected Special Shares to Selected International Fund and changed its investment strategy from investing primarily in domestic equity securities to investing primarily in foreign equity securities.  Performance prior to that date is unlikely to be relevant to future performance.

The Fund's performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Selected International Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Selected Funds Investor Services at 1-800-243-1575.

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC.	June 30, 2015 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/15 Net Assets)		(% of 06/30/15 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	82.81%	Diversified Financials	16.56%	5.13%
Common Stock (Foreign)	15.93%	Information Technology	14.94%	19.66%
Short-Term Investments	1.96%	Banks	13.06%	6.22%
Other Assets & Liabilities	(0.70)%	Retailing	11.75%	4.78%
	100.00%	Health Care	10.32%	15.51%
		Energy	7.10%	7.84%
		Materials	7.02%	3.17%
		Food, Beverage & Tobacco	3.22%	5.13%
		Media	3.13%	3.66%
		Capital Goods	2.95%	7.41%
		Insurance	2.76%	2.73%
		Consumer Services	2.30%	1.80%
		Food & Staples Retailing	2.14%	2.38%
		Consumer Durables & Apparel	1.38%	1.45%
		Transportation	1.37%	2.07%
		Other	–	11.06%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 06/30/15 Net Assets)

Wells Fargo & Co.	Banks	6.79%
Amazon.com, Inc.	Retailing	6.40%
Google Inc.*	Software & Services	6.04%
American Express Co.	Consumer Finance	5.66%
JPMorgan Chase & Co.	Banks	3.94%
Bank of New York Mellon Corp.	Capital Markets	3.84%
Express Scripts Holding Co.	Health Care Equipment & Services	3.46%
Liberty Global PLC, Series C	Media	3.09%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	3.05%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	2.82%

*Google Inc. holding includes Class A and Class C.

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC.	June 30, 2015 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/15 Net Assets)		(% of 06/30/15 Stock Holdings)

			Fund	MSCI ACWI® EX USA
Common Stock (Foreign)	97.37%	Information Technology	17.99%	7.45%
Preferred Stock (Foreign)	1.45%	Food, Beverage & Tobacco	13.60%	6.32%
Short-Term Investments	1.23%	Capital Goods	10.64%	7.52%
Other Assets & Liabilities	(0.05)%	Retailing	7.83%	1.56%
	100.00%	Consumer Durables & Apparel	7.78%	2.38%
		Transportation	7.14%	2.59%
		Health Care	6.64%	9.03%
		Materials	5.59%	7.46%
		Household & Personal Products	5.09%	1.71%
		Diversified Financials	3.75%	3.26%
		Energy	3.16%	6.96%
		Commercial & Professional Services	2.99%	0.90%
		Consumer Services	2.43%	1.05%
		Insurance	2.19%	5.56%
		Media	2.09%	2.01%
		Banks	0.98%	15.60%
		Food & Staples Retailing	0.11%	1.85%
		Other	–	16.79%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 06/30/15 Stock Holdings)		(% of Fund's 06/30/15 Net Assets)

China	33.40%	Qihoo 360 Technology Co. Ltd., Class A, ADR	4.10%
France	13.86%	SouFun Holdings Ltd., Class A, ADR	4.03%
Switzerland	13.44%	Lindt & Spruengli AG - Participation Certificate	3.71%
United Kingdom	8.91%	CAR Inc.	3.61%
India	7.22%	NetEase, Inc., ADR	3.60%
Brazil	5.45%	Kuehne & Nagel International AG	3.45%
Canada	5.06%	Compagnie Financiere Richemont S.A., Unit A	3.31%
Netherlands	4.86%	Heineken Holding N.V.	3.30%
Sweden	3.19%	JD.com Inc., Class A, ADR	3.24%
Mexico	2.09%	Schneider Electric SE	3.16%
Germany	1.63%
Belgium	0.89%
	100.00%

SELECTED FUNDS	Expense Example (Unaudited)

As a shareholder of each Fund, you incur ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. As a shareholder of Selected International Fund, you may also incur transaction costs, which consist of redemption fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended June 30, 2015.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/15)	(06/30/15)	(01/01/15-06/30/15)
Selected American Shares
Class S (annualized expense ratio 0.95%**)
Actual	$1,000.00	$1,031.28	$4.78
Hypothetical	$1,000.00	$1,020.08	$4.76
Class D (annualized expense ratio 0.61%**)
Actual	$1,000.00	$1,032.92	$3.07
Hypothetical	$1,000.00	$1,021.77	$3.06
Selected International Fund
Class S (annualized expense ratio 1.30%**)
Actual	$1,000.00	$1,093.53	$6.75
Hypothetical	$1,000.00	$1,018.35	$6.51
Class D (annualized expense ratio 0.82%**)
Actual	$1,000.00	$1,096.69	$4.26
Hypothetical	$1,000.00	$1,020.73	$4.11

Hypothetical assumes 5% annual return before expenses

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC.	June 30, 2015 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (98.74%)
CONSUMER DISCRETIONARY – (18.34%)
Consumer Durables & Apparel – (1.36%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	585,277	$47,607,162
Hunter Douglas N.V. (Netherlands)	262,329	11,696,833
		59,303,995
Consumer Services – (2.28%)
Las Vegas Sands Corp.	1,883,625	99,022,166
Media – (3.09%)
Liberty Global PLC, Series C *	2,655,833	134,464,825
Retailing – (11.61%)
Advance Auto Parts, Inc.	214,638	34,189,687
Amazon.com, Inc. *	641,188	278,333,299
CarMax, Inc. *	1,407,115	93,165,084
Liberty Interactive Corp., Liberty Ventures, Series A *	367,154	14,418,138
Liberty Interactive Corp., QVC Group, Series A *	729,268	20,237,187
Liberty TripAdvisor Holdings Inc., Series A *	206,777	6,662,355
Priceline Group Inc. *	50,288	57,900,094
		504,905,844
	Total Consumer Discretionary	797,696,830
CONSUMER STAPLES – (5.29%)
Food & Staples Retailing – (2.11%)
Costco Wholesale Corp.	680,289	91,879,833
Food, Beverage & Tobacco – (3.18%)
Diageo PLC (United Kingdom)	3,006,658	86,972,726
Heineken Holding N.V. (Netherlands)	729,101	51,168,148
		138,140,874
	Total Consumer Staples	230,020,707
ENERGY – (7.02%)
Cabot Oil & Gas Corp.	3,448,831	108,776,130
Encana Corp. (Canada)	9,047,420	99,702,568
EOG Resources, Inc.	721,517	63,168,813
Ultra Petroleum Corp. *	2,674,082	33,479,507
	Total Energy	305,127,018
FINANCIALS – (31.96%)
Banks – (12.89%)
Citizens Financial Group Inc.	1,861,970	50,850,401
JPMorgan Chase & Co.	2,532,170	171,579,839
Standard Chartered PLC (United Kingdom)	2,690,909	43,084,242
Wells Fargo & Co.	5,251,563	295,347,903
		560,862,385
Diversified Financials – (16.35%)
Capital Markets – (5.21%)
Bank of New York Mellon Corp.	3,979,764	167,030,695
Charles Schwab Corp.	1,826,385	59,631,471
		226,662,166
Consumer Finance – (5.66%)
American Express Co.	3,169,656	246,345,664

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	June 30, 2015 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (5.48%)
Berkshire Hathaway Inc., Class A *	648	$132,742,800
Moody's Corp.	337,233	36,407,675
Visa Inc., Class A	1,027,676	69,008,443
		238,158,918
		711,166,748
Insurance – (2.72%)
Multi-line Insurance – (1.34%)
Fairfax Financial Holdings Ltd. (Canada)	8,618	4,257,292
Loews Corp.	1,406,342	54,158,231
		58,415,523
Property & Casualty Insurance – (1.38%)
ACE Ltd.	438,758	44,612,913
Markel Corp. *	19,257	15,418,695
		60,031,608
		118,447,131
	Total Financials	1,390,476,264
HEALTH CARE – (10.19%)
Health Care Equipment & Services – (8.73%)
Express Scripts Holding Co. *	1,691,758	150,464,956
Laboratory Corp. of America Holdings *	576,466	69,879,209
Quest Diagnostics Inc.	771,198	55,927,279
UnitedHealth Group Inc.	848,675	103,538,350
		379,809,794
Pharmaceuticals, Biotechnology & Life Sciences – (1.46%)
Valeant Pharmaceuticals International, Inc. (Canada)*	286,216	63,582,884
	Total Health Care	443,392,678
INDUSTRIALS – (4.26%)
Capital Goods – (2.91%)
Orascom Construction Ltd. (United Arab Emirates)*	882,338	11,417,454
PACCAR Inc.	597,210	38,107,970
Precision Castparts Corp.	283,940	56,751,088
Schneider Electric SE (France)	296,410	20,464,927
		126,741,439
Transportation – (1.35%)
Kuehne & Nagel International AG (Switzerland)	403,404	53,545,576
Wesco Aircraft Holdings, Inc. *	340,729	5,162,044
		58,707,620
	Total Industrials	185,449,059
INFORMATION TECHNOLOGY – (14.75%)
Semiconductors & Semiconductor Equipment – (2.82%)
Texas Instruments Inc.	2,383,521	122,775,167
Software & Services – (11.93%)
ASAC II L.P., Private Placement *(a)	69,800,000	114,353,340
Google Inc., Class A *	247,960	133,908,318
Google Inc., Class C *	247,820	128,992,788
Microsoft Corp.	949,489	41,919,939

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	June 30, 2015 (Unaudited)

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Software & Services – (Continued)
	Oracle Corp.	972,156	$39,177,887
	Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	592,744	40,122,841
	SouFun Holdings Ltd., Class A, ADR (China)	2,415,689	20,315,945
			518,791,058
		Total Information Technology	641,566,225
MATERIALS – (6.93%)
	Ecolab Inc.	617,759	69,850,010
	Lafarge S.A. (France)	1,374,047	90,747,132
	OCI N.V. (Netherlands)*	1,709,622	48,316,374
	Praxair, Inc.	774,925	92,642,284
		Total Materials	301,555,800
	TOTAL COMMON STOCK – (Identified cost $2,643,268,503)		4,295,284,581
SHORT-TERM INVESTMENTS – (1.96%)
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.14%, 07/01/15, dated 06/30/15, repurchase value of $36,423,142 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.4109%-4.00%, 02/20/30-06/01/45, total market value $37,151,460)	$36,423,000	36,423,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.13%, 07/01/15, dated 06/30/15, repurchase value of $31,199,113 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-12.00%, 04/20/16-05/20/65, total market value $31,822,980)	31,199,000	31,199,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.30%, 07/01/15, dated 06/30/15, repurchase value of $17,828,149 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.959%-4.00%, 12/01/18-10/01/44, total market value $18,184,560)	17,828,000	17,828,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $85,450,000)		85,450,000
	Total Investments – (100.70%) – (Identified cost $2,728,718,503) – (b)		4,380,734,581
	Liabilities Less Other Assets – (0.70%)		(30,608,854)
	Net Assets – (100.00%)		$4,350,125,727

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $2,728,704,543. At June 30, 2015 unrealized appreciation (depreciation) of securities for federal income tax purposes as follows:

	Unrealized appreciation		$1,847,898,852
	Unrealized depreciation		(195,868,814)
	Net unrealized appreciation		$1,652,030,038

See Notes to Financial Statements

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC.	June 30, 2015 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (97.37%)
CONSUMER DISCRETIONARY – (19.89%)
Consumer Durables & Apparel – (7.69%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	38,840	$3,159,294
Hermes International (France)	7,380	2,752,952
Hunter Douglas N.V. (Netherlands)	32,243	1,437,664
		7,349,910
Consumer Services – (2.40%)
Xiabu Xiabu Catering Management Co., Ltd. (China)	4,087,940	2,294,062
Media – (2.06%)
Grupo Televisa S.A.B., ADR (Mexico)	50,720	1,968,951
Retailing – (7.74%)
Baoxin Auto Group Ltd. (China)	2,161,500	1,380,295
Ctrip.com International, Ltd., ADR (China)*	16,860	1,224,373
JD.com Inc., Class A, ADR (China)*	90,890	3,099,349
Jumei International Holding Ltd., Class A, ADR (China)*	6,700	153,028
Vipshop Holdings Ltd., Class A, ADR (China)*	68,880	1,532,580
		7,389,625
	Total Consumer Discretionary	19,002,548
CONSUMER STAPLES – (18.57%)
Food & Staples Retailing – (0.10%)
Brasil Pharma S.A. (Brazil)*	386,080	100,584
Food, Beverage & Tobacco – (13.44%)
Diageo PLC (United Kingdom)	101,552	2,937,565
Heineken Holding N.V. (Netherlands)	44,925	3,152,827
Lindt & Spruengli AG - Participation Certificate (Switzerland)	670	3,542,949
Nestle S.A. (Switzerland)	17,590	1,269,934
United Spirits Ltd. (India)*	36,520	1,939,007
		12,842,282
Household & Personal Products – (5.03%)
Dabur India Ltd. (India)	472,000	2,083,530
L'Oréal S.A. (France)	8,220	1,466,250
Marico Ltd. (India)	177,000	1,252,453
		4,802,233
	Total Consumer Staples	17,745,099
ENERGY – (3.13%)
Canadian Natural Resources Ltd. (Canada)	20,570	558,681
Encana Corp. (Canada)	220,310	2,427,816
	Total Energy	2,986,497
FINANCIALS – (6.84%)
Banks – (0.97%)
Standard Chartered PLC (United Kingdom)	58,000	928,640
Diversified Financials – (3.71%)
Capital Markets – (0.55%)
CETIP S.A. - Mercados Organizados (Brazil)	47,690	522,748
Diversified Financial Services – (3.16%)
BM&FBOVESPA S.A. (Brazil)	479,520	1,807,589
Groupe Bruxelles Lambert S.A. (Belgium)	10,420	838,728

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	June 30, 2015 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (Continued)
Pargesa Holding S.A., Bearer Shares (Switzerland)	5,600	$376,747
		3,023,064
		3,545,812
Insurance – (2.16%)
Multi-line Insurance – (2.16%)
Sul America S.A. (Brazil)	423,000	2,063,913
	Total Financials	6,538,365
HEALTH CARE – (6.56%)
Health Care Equipment & Services – (3.59%)
Diagnosticos da America S.A. (Brazil)	198,350	647,535
Essilor International S.A. (France)	23,305	2,780,028
		3,427,563
Pharmaceuticals, Biotechnology & Life Sciences – (2.97%)
Roche Holding AG - Genusschein (Switzerland)	3,745	1,049,457
Valeant Pharmaceuticals International, Inc. (Canada)*	8,070	1,792,751
		2,842,208
	Total Health Care	6,269,771
INDUSTRIALS – (20.53%)
Capital Goods – (10.51%)
Assa Abloy AB, Class B (Sweden)	159,928	3,011,485
Brenntag AG (Germany)	13,150	753,978
Havells India Ltd. (India)	346,100	1,546,254
IMI PLC (United Kingdom)	23,700	418,934
Meggitt PLC (United Kingdom)	177,339	1,299,595
Schneider Electric SE (France)	43,670	3,015,092
		10,045,338
Commercial & Professional Services – (2.96%)
Experian PLC (United Kingdom)	155,303	2,828,190
Transportation – (7.06%)
CAR Inc. (China)*	1,623,800	3,448,052
Kuehne & Nagel International AG (Switzerland)	24,797	3,291,414
		6,739,466
	Total Industrials	19,612,994
INFORMATION TECHNOLOGY – (16.33%)
Software & Services – (16.33%)
58.com Inc., Class A, ADR (China)*	3,180	203,711
Baidu, Inc., Class A, ADR (China)*	4,930	981,464
NetEase, Inc., ADR (China)	23,770	3,443,441
Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	57,900	3,919,251
SouFun Holdings Ltd., Class A, ADR (China)	457,590	3,848,332
Youku Tudou Inc., Class A, ADR (China)*	56,120	1,376,624
YY Inc., Class A, ADR (China)*	26,330	1,830,461
	Total Information Technology	15,603,284
MATERIALS – (5.52%)
Air Liquide S.A. (France)	6,170	780,380
Anhui Conch Cement Co. Ltd. - H (China)	404,000	1,417,626

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	June 30, 2015 (Unaudited)

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (CONTINUED)
Lafarge S.A. (France)	34,730	$2,293,697
Linde AG (Germany)	4,150	786,064
	Total Materials	5,277,767
	TOTAL COMMON STOCK – (Identified cost $79,715,833)	93,036,325
PREFERRED STOCK – (1.45%)
INFORMATION TECHNOLOGY – (1.45%)
Software & Services – (1.45%)
DianPing Holdings Ltd., Series F, Private Placement (China)*(a)	720,160	1,387,820
	TOTAL PREFERRED STOCK – (Identified cost $1,907,704)	1,387,820
SHORT-TERM INVESTMENTS – (1.23%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.14%, 07/01/15, dated 06/30/15, repurchase value of $500,002 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.4109%-4.00%, 02/20/30-06/01/45, total market value $510,000)	$500,000	500,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.13%, 07/01/15, dated 06/30/15, repurchase value of $428,002 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.342%-8.00%, 08/20/25-05/20/65, total market value $436,560)	428,000	428,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.30%, 07/01/15, dated 06/30/15, repurchase value of $245,002 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.959%-3.877%, 12/01/18-06/01/45, total market value $249,900)	245,000	245,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $1,173,000)	1,173,000
Total Investments – (100.05%) – (Identified cost $82,796,537) – (b)		95,597,145
Liabilities Less Other Assets – (0.05%)		(50,164)
	Net Assets – (100.00%)	$95,546,981

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $83,485,836. At June 30, 2015 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation		$17,944,199
Unrealized depreciation		(5,832,890)
	Net unrealized appreciation	$12,111,309

See Notes to Financial Statements

SELECTED FUNDS	Statements of Assets and Liabilities
At June 30, 2015 (Unaudited)

	Selected American Shares	Selected International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$4,380,734,581	$95,597,145
Cash	490,538	13,430
Receivables:
Capital stock sold	1,007,078	26,347
Dividends and interest	3,814,498	310,182
Prepaid expenses	57,072	915
Due from Adviser	–	599
Total assets	4,386,103,767	95,948,618
LIABILITIES:
Payables:
Capital stock redeemed	32,907,533	174,701
Deferred foreign taxes	–	146,390
Accrued distribution service fees	320,224	3,158
Accrued investment advisory fees	2,262,431	49,412
Other accrued expenses	487,852	27,976
Total liabilities	35,978,040	401,637
NET ASSETS	$4,350,125,727	$95,546,981
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$122,091,136	$1,952,029
Additional paid-in capital	1,719,767,887	82,026,425
Undistributed net investment income	34,297,073	364,321
Accumulated net realized gains (losses) from investments and foreign currency transactions	821,928,705	(1,445,374)
Net unrealized appreciation on investments and foreign currency transactions**	1,652,040,926	12,649,580
Net Assets	$4,350,125,727	$95,546,981
CLASS S SHARES:
Net assets	$1,346,438,408	$12,131,187
Shares outstanding	30,250,428	997,626
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$44.51	$12.16
CLASS D SHARES:
Net assets	$3,003,687,319	$83,415,794
Shares outstanding	67,422,481	6,810,490
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$44.55	$12.25

*Including:
Cost of investments	$2,728,718,503	$82,796,537

**Net of deferred foreign taxes of	–	146,390

See Notes to Financial Statements

SELECTED FUNDS	Statements of Operations
For the six months ended June 30, 2015 (Unaudited)

	Selected American Shares	Selected International Fund
INVESTMENT INCOME:
Income:
Dividends*	$51,405,240	$1,098,561
Interest	58,536	1,109
Net securities lending fees	154,626	3,797
Total income	51,618,402	1,103,467
Expenses:
Investment advisory fees (Note 3)	13,091,188	265,451
Custodian fees	299,286	46,050
Transfer agent fees:
Class S	857,161	20,471
Class D	396,755	21,170
Audit fees	30,600	11,100
Legal fees	22,360	3,545
Reports to shareholders	110,014	2,999
Directors' fees and expenses	298,242	8,835
Registration and filing fees	51,656	25,013
Miscellaneous	78,803	7,028
Payments under distribution plan (Note 3):
Class S	1,821,755	14,061
Total expenses	17,057,820	425,723
Reimbursement of expenses by Adviser (Note 3)	–	(4,535)
Net expenses	17,057,820	421,188
Net investment income	34,560,582	682,279
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions**	654,012,978	419,744
Foreign currency transactions	44,859	(26,700)
Net realized gain	654,057,837	393,044
Net change in unrealized appreciation (depreciation)***	(529,551,997)	7,675,476
Net realized and unrealized gain on investments and foreign currency transactions	124,505,840	8,068,520
Net increase in net assets resulting from operations	$159,066,422	$8,750,799

*Net of foreign taxes withheld as follows	$1,370,226	$115,557
**Net of foreign taxes of	–	26,419
***Net of deferred foreign taxes of	–	93,985

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the six months ended June 30, 2015 (Unaudited)

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$34,560,582	$682,279
Net realized gain from investments and foreign currency transactions	654,057,837	393,044
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(529,551,997)	7,675,476
Net increase in net assets resulting from operations	159,066,422	8,750,799
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4):
Class S	(273,120,873)	(22,994)
Class D	(781,235,821)	(13,685,105)
Total decrease in net assets	(895,290,272)	(4,957,300)
NET ASSETS:
Beginning of period	5,245,415,999	100,504,281
End of period*	$4,350,125,727	$95,546,981

*Including undistributed net investment income of	$34,297,073	$364,321

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2014

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$39,895,176	$541,251
Net realized gain from investments and foreign currency transactions	1,240,861,736	7,300,705
Net decrease in unrealized appreciation on investments and foreign currency transactions	(957,171,960)	(9,374,581)
Net increase (decrease) in net assets resulting from operations	323,584,952	(1,532,625)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class S	(8,348,223)	(15,793)
Class D	(30,025,884)	(531,968)
Realized gains from investment transactions:
Class S	(336,362,089)	–
Class D	(735,566,143)	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class S	(250,799,541)	419,011
Class D	270,231,572	25,638,720
Total increase (decrease) in net assets	(767,285,356)	23,977,345
NET ASSETS:
Beginning of year	6,012,701,355	76,526,936
End of year*	$5,245,415,999	$100,504,281
*Including overdistributed net investment income of	$(263,509)	$(317,958)

See Notes to Financial Statements

SELECTED FUNDS	Notes to Financial Statements
June 30, 2015 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Selected Funds ("Funds") consist of Selected American Shares, Inc. (a Maryland corporation) ("Selected American Shares") and Selected International Fund, Inc. (a Maryland corporation) ("Selected International Fund"). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies.

Selected American Shares' investment objective is to achieve both capital growth and income. The Fund principally invests in common stocks issued by large companies with market capitalizations of at least $10 billion.

Selected International Fund was formerly known as Selected Special Shares. Effective May 1, 2011, Selected International Fund modified its investment strategy to invest principally in common stocks issued by foreign companies, including companies in developed or emerging markets. The Fund may invest in large, medium, or small companies without regard to market capitalization and maintains its investment objective to achieve capital growth.

An investment in the Funds, as with any mutual fund, includes risks that vary depending upon the Funds' investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. Each Fund's return and net asset value will fluctuate.

Class S and Class D shares are sold at net asset value. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. Selected International Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging into Selected American Shares) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Funds for restricted securities can incorporate valuation multiples that integrate growth rates, long-term net margin assumptions to normalize earnings, and liquidity discounts, where applicable. Appropriate securities indexes may be used to adjust values daily. The Fund may also price partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership's interests based on the value of the net assets of the investment. A liquidity discount is then applied to the liquidation value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2015 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation – (Continued)

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of June 30, 2015 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
	Selected	Selected
	American Shares	International Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$797,696,830	$19,002,548
Consumer Staples	230,020,707	17,745,099
Energy	305,127,018	2,986,497
Financials	1,390,476,264	6,538,365
Health Care	443,392,678	6,269,771
Industrials	185,449,059	19,612,994
Information Technology	527,212,885	15,603,284
Materials	301,555,800	5,277,767
Total Level 1	4,180,931,241	93,036,325
Level 2 – Other Significant Observable Inputs:
Short-term securities	85,450,000	1,173,000
Total Level 2	85,450,000	1,173,000
Level 3 – Significant Unobservable Inputs:
Equity securities:
Information Technology	114,353,340	1,387,820
Total Level 3	114,353,340	1,387,820
Total Investments	$4,380,734,581	95,597,145

Level 2 to Level 1 Transfers*:
Consumer Discretionary	$59,303,995	$7,349,910
Consumer Staples	138,140,874	14,409,116
Financials	–	3,545,812
Health Care	–	4,477,020
Industrials	74,010,503	18,066,740
Materials	139,063,506	4,491,703
Total	$410,518,878	$52,340,301

*Application of fair value procedures for securities traded on foreign exchanges triggered the majority of transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the six months ended June 30, 2015.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2015 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended June 30, 2015:

	Selected American Shares	Selected International Fund
Investment Securities:
Beginning balance	$90,781,880	$–
Cost of purchases	–	1,907,704
Change in unrealized appreciation (depreciation)	23,571,460	(519,884)
Ending balance	$114,353,340	$1,387,820

Change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at June 30, 2015 and included in the change in net assets for the period	$23,571,460	$(519,884)

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases may include securities received through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table

	Investments	Fair Value at	Valuation	Unobservable
Fund	at Value	June 30, 2015	Technique	Input	Amount
Selected American Shares	Equity securities	$114,353,340	Liquidation proceeds/Waterfall methodology based on underlying investment value, then applying liquidity discount	Discount rate	9.30%

Selected International Fund	Equity securities	1,387,820	Valuation multiple/Index-based daily value adjustment with liquidity discount	Growth-adjusted P/E multiple Long-term net margin assumption Discount rate	64x 30% 20%

The significant unobservable inputs listed in above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund's investment. An increase or decrease in these inputs would result in higher or lower fair value measurements.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2015 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of June 30, 2015, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

Capital losses will be carried forward to future years if not offset by gains. At December 31, 2014, Selected International Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards (No expiration)

Long-term	$1,572,000

Additionally, based on the Funds' understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, equalization accounting for tax purposes, partnership income, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2015 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Selected Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended June 30, 2015 were as follows:

	Selected American Shares	Selected International Fund
Cost of purchases	$431,570,159	$21,329,574
Proceeds from sales	1,476,626,353	28,914,569

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

As of June 30, 2015, one related shareholder's investment in Selected American Shares and Selected International Fund represents 20% and 26% of each Fund's outstanding shares, respectively. Investment activities of this shareholder could have a material impact on the Funds.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for Selected American Shares is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets in excess of $10 billion. Advisory fees paid during the six months ended June 30, 2015 approximated 0.54% of the average net assets for Selected American Shares. The fixed annual rate for Selected International Fund is 0.55% of the average net assets. The Adviser is contractually committed to reimburse Selected International Fund's expenses to the extent necessary to cap total annual Fund operating expenses at 1.30% for Class S shares. During the six months ended June 30, 2015, such reimbursements amounted to $4,535 for Class S shares.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. ("BFDS") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser during the six months ended June 30, 2015 was $99,872 and $7,392 for Selected American Shares and Selected International Fund, respectively. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2015 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (CONTINUED)

Distribution Service Fees - For services under the distribution agreement, the Funds' Class S shares pay an annual fee of 0.25% of average daily net assets. During the six months ended June 30, 2015, Selected American Shares and Selected International Fund incurred distribution service fees totaling $1,821,755 and $14,061, respectively.

There are no distribution service fees for the Funds' Class D shares.

NOTE 4 - CAPITAL STOCK

At June 30, 2015, there were 600 million shares of capital stock of Selected American Shares ($1.25 par value per share) and 50 million shares of capital stock of Selected International Fund ($0.25 par value per share) authorized. Transactions in capital stock were as follows:

	Six months ended June 30, 2015 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed*	Net Decrease
Selected American Shares
Shares: Class S	636,973	–	(6,791,825)	(6,154,852)
Class D	1,114,935	–	(18,876,179)	(17,761,244)
Value: Class S	$28,177,342	$–	$(301,298,215)	$(273,120,873)
Class D	48,609,377	–	(829,845,198)	(781,235,821)

Selected International Fund
Shares: Class S	138,485	–	(147,884)	(9,399)
Class D	103,763	–	(1,289,145)	(1,185,382)
Value: Class S	$1,688,671	$–	$(1,711,665)	$(22,994)
Class D	1,246,144	–	(14,931,249)	(13,685,105)

* Selected International Fund: net of redemption fees amounting to $378 and $225 for Class S and Class D, respectively.

	Year ended December 31, 2014
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Selected American Shares
Shares: Class S	1,921,876	7,476,144	(14,089,662)	(4,691,642)
Class D	2,310,563	16,425,353	(12,070,577)	6,665,339
Value: Class S	$94,419,436	$339,368,717	$(684,587,694)	$(250,799,541)
Class D	114,036,516	742,046,949	(585,851,893)	270,231,572

Selected International Fund
Shares: Class S	146,434	1,389	(115,533)	32,290
Class D	2,698,453	46,146	(569,211)	2,175,388
Value: Class S	$1,729,398	$15,568	$(1,325,955)	$419,011
Class D	31,793,977	519,604	(6,674,861)	25,638,720

* Selected International Fund: net of redemption fees amounting to $72 and $945 for Class S and Class D, respectively.

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Funds had no borrowings during the six ended June 30, 2015.

NOTE 6 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of June 30, 2015, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2015 (Unaudited)

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Selected American Shares amounted to $114,353,340 or 2.63% of the Fund's net assets as of June 30, 2015. The aggregate value of restricted securities in Selected International Fund amounted to $1,387,820 or 1.45% of the Fund's net assets as of June 30, 2015. Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/ Share as of June 30, 2015

Selected American Shares	ASAC II L.P., Private Placement	10/10/13	69,800,000	$1.00	$1.6383

Selected International Fund	DianPing Holdings Ltd., Series F, Private Placement	01/29/15	720,160	$2.649	$1.9271

NOTE 8 - IN-KIND REDEMPTION

During the six-month period ended June 30, 2015, Selected American Shares' Class D shareholders redeemed 12,336,562 shares in exchange for portfolio securities valued at $541,657,722. The Fund realized a gain of $279,761,852.

This gain is not taxable to the Fund for federal income tax purposes.

SELECTED FUNDS

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Selected American Shares Class S:
Six months ended June 30, 2015[e]	$43.16	$0.26	$1.09	$1.35
Year ended December 31, 2014	$50.29	$0.24	$2.54	$2.78
Year ended December 31, 2013	$41.71	$0.23	$13.11	$13.34
Year ended December 31, 2012	$39.47	$0.54	$4.55	$5.09
Year ended December 31, 2011	$41.44	$0.34	$(2.14)	$(1.80)
Year ended December 31, 2010	$37.28	$0.30	$4.35	$4.65
Selected American Shares Class D:
Six months ended June 30, 2015[e]	$43.13	$0.34	$1.08	$1.42
Year ended December 31, 2014	$50.26	$0.39	$2.56	$2.95
Year ended December 31, 2013	$41.68	$0.39	$13.11	$13.50
Year ended December 31, 2012	$39.44	$0.70	$4.54	$5.24
Year ended December 31, 2011	$41.41	$0.47	$(2.14)	$(1.67)
Year ended December 31, 2010	$37.25	$0.43	$4.35	$4.78
Selected International Fund Class S:
Six months ended June 30, 2015[e]	$11.12	$0.06	$0.98	$1.04
Year ended December 31, 2014	$11.21	$0.03	$(0.10)	$(0.07)
Year ended December 31, 2013	$9.24	$0.04	$1.97	$2.01
Year ended December 31, 2012	$7.89	$0.03	$1.41	$1.44
Year ended December 31, 2011	$11.00	$0.03	$(2.31)	$(2.28)
Year ended December 31, 2010	$9.78	$0.09	$1.25	$1.34
Selected International Fund Class D:
Six months ended June 30, 2015[e]	$11.17	$0.09	$0.99	$1.08
Year ended December 31, 2014	$11.27	$0.08	$(0.11)	$(0.03)
Year ended December 31, 2013	$9.28	$0.10	$1.99	$2.09
Year ended December 31, 2012	$7.93	$0.09	$1.41	$1.50
Year ended December 31, 2011	$11.02	$0.08	$(2.32)	$(2.24)
Year ended December 31, 2010	$9.79	$0.14	$1.25	$1.39

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

[c]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$–	$–	$–	$–	$44.51	3.13%	$1,346	0.95%[f]	0.95%[f]	1.20%[f]	9%
$(0.23)	$(9.68)	$–	$(9.91)	$43.16	5.60%	$1,571	0.94%	0.94%	0.47%	26%
$(0.27)	$(4.49)	$–	$(4.76)	$50.29	33.16%	$2,067	0.94%	0.94%	0.49%	12%
$(0.60)	$(2.25)	$–	$(2.85)	$41.71	12.82%	$1,949	0.95%	0.95%	1.28%	7%
$(0.17)	$–	$–	$(0.17)	$39.47	(4.35)%	$2,385	0.94%	0.94%	0.81%	11%
$(0.49)	$–	$–	$(0.49)	$41.44	12.53%	$3,549	0.93%	0.93%	0.80%	9%

$–	$–	$–	$–	$44.55	3.29%	$3,004	0.61%[f]	0.61%[f]	1.54%[f]	9%
$(0.40)	$(9.68)	$–	$(10.08)	$43.13	5.96%	$3,674	0.60%	0.60%	0.81%	26%
$(0.43)	$(4.49)	$–	$(4.92)	$50.26	33.62%	$3,946	0.61%	0.61%	0.82%	12%
$(0.75)	$(2.25)	$–	$(3.00)	$41.68	13.19%	$3,371	0.61%	0.61%	1.62%	7%
$(0.30)	$–	$–	$(0.30)	$39.44	(4.02)%	$3,517	0.61%	0.61%	1.14%	11%
$(0.62)	$–	$–	$(0.62)	$41.41	12.90%	$3,934	0.60%	0.60%	1.13%	9%

$–	$–	$–	$–	$12.16	9.35%	$12	1.38%[f]	1.30%[f]	0.99%[f]	22%
$(0.02)	$–	$–	$(0.02)	$11.12	(0.66)%[g]	$11	1.38%	1.30%	0.23%	49%
$(0.04)	$–	$–	$(0.04)	$11.21	21.78%	$11	1.44%	1.40%	0.39%	16%
$(0.09)	$–	$–	$(0.09)	$9.24	18.29%	$10	1.52%	1.52%	0.39%	6%
$(0.16)	$(0.67)	$–	$(0.83)	$7.89	(22.49)%	$11	1.32%	1.32%	0.34%	110%[h]
$(0.12)	$–	$–	$(0.12)	$11.00	13.73%[g]	$18	1.23%	1.23%	0.92%	28%

$–	$–	$–	$–	$12.25	9.67%	$83	0.82%[f]	0.82%[f]	1.47%[f]	22%
$(0.07)	$–	$–	$(0.07)	$11.17	(0.26)%[g]	$89	0.83%	0.83%	0.70%	49%
$(0.10)	$–	$–	$(0.10)	$11.27	22.56%	$66	0.83%	0.83%	0.96%	16%
$(0.15)	$–	$–	$(0.15)	$9.28	18.90%	$56	0.88%	0.88%	1.03%	6%
$(0.18)	$(0.67)	$–	$(0.85)	$7.93	(22.05)%	$51	0.81%	0.81%	0.85%	110%[h]
$(0.16)	$–	$–	$(0.16)	$11.02	14.30%[g]	$73	0.76%	0.76%	1.39%	28%

[e]	Unaudited.

[f]	Annualized.

[g]
Selected International Fund's performance benefited from IPO purchases in 2010 and 2014, adding approximately 2% to the Fund's total return in each year. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences. Such performance may not continue in the future.

[h]
As a result of the change in investment strategy on May 1, 2011, from investing primarily in domestic equity securities to investing primarily in foreign equity securities, portfolio turnover was unusually high.

See Notes to Financial Statements

SELECTED FUNDS	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of Selected Funds oversees the management of each Selected Fund and, as required by law, annually determines whether to approve the continuance of each Selected Fund's Advisory Agreement with Davis Selected Advisers, L.P. and Sub-Advisory Agreement with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreements").

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in April 2015. As part of this process, Davis Advisors provided the Independent Directors with material, including recent investment performance data, that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Selected American Shares, Selected International Fund and their shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors' recommendation to renew the Advisory Agreements.

The Independent Directors considered the performance of each Fund on an absolute basis as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of each Fund, but also the full range and quality of services provided by Davis Advisors to each Fund and its shareholders, including whether a Fund:

1.	Achieves satisfactory investment results over the long-term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests, and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors, its affiliates, and members of the Davis family are some of the largest shareholders in the Selected Funds. The Independent Directors concluded that this investment tends to align Davis Advisors' and the Davis family's interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale that have lowered fees and expenses for Selected Funds' shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Selected Funds' shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Selected Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

SELECTED FUNDS	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors' investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors' (i) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (ii) focus on tax efficiency; (iii) record of generally producing satisfactory after-tax results over longer-term periods; (iv) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (v) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (i) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (ii) information regarding fees charged by Davis Advisors to other advisory clients, including funds that it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (iii) the fee schedules and breakpoints of each Fund, including an assessment of competitive fee schedules and breakpoints, if applicable.

The Independent Directors reviewed (i) the management fee schedule for each Fund; (ii) profitability of each Fund to Davis Advisors; (iii) the extent to which economies of scale might be realized if the Fund's net assets increase; and (iv) whether the fee schedules should reflect those potential economies of scale, at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to each Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Funds, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Selected Funds with those paid by Davis Advisor's sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds were more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly larger number of shareholders, and managing trading is more complex because of the greater frequency of fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for the differences between the fee rates for the Selected Funds and Davis Advisors' other lines of business.

Selected American Shares

The Independent Directors noted that Selected American Shares' Class S shares underperformed its benchmark, the Standard & Poor's 500® Index ("S&P 500®"), over the one-, three-, five-, and ten-year time periods, but had outperformed the S&P 500® over the fifteen-year time period and since Davis Advisors took over the daily management of the Fund on May 1, 1993, all periods ended March 31, 2015.

Lipper, an independent service provider, presented a report to the Independent Directors that compared the Fund to all retail and institutional large-cap core funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund underperformed the Performance Universe and Lipper Index over the one-, two-, three-, four-, five-, and ten-year time periods, all periods ended December 31, 2014.

The Independent Directors also reviewed the Fund's performance versus both the S&P 500® and the Lipper Large-Cap Core category when measured over rolling five- and ten-year time frames. The Fund outperformed the S&P 500® in 10 out of 17 rolling five-year time periods and outperformed the Lipper Large-Cap Core category in 11 out of 17 rolling five-year time periods, all periods ended December 31 for each year from 1998 through 2014. The Fund outperformed the S&P 500® and the Lipper Large-Cap Core category in 9 out of 12 rolling ten-year time periods, all periods ended December 31 for each year from 2003 through 2014.

SELECTED FUNDS	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Selected American Shares – (Continued)

The Independent Directors considered Selected American Shares' management fee and total expense ratio. They observed that the Fund's current management fee was reasonable and below the average and median of its peer group, as determined by Lipper. The Fund's Class S shares total expense ratio was slightly higher than the average ratio of its expense peers due to a 25 basis point 12b-1 fee versus an average of 13.7 basis points for the peers; otherwise the total expenses were lower. The Directors noted that Class D shares do not pay any 12b-1 fees.

Selected International Fund

Davis Advisors became the investment adviser to Selected Special Shares on May 1, 1993. Davis Advisors oversaw a sub-adviser from 1993 to May 31, 2001, at which point, Davis Advisors began actively daily management of the Fund. On May 1, 2011, the Fund changed its name from Selected Special Shares to Selected International Fund and changed its investment strategy from primarily investing in domestic equity securities to primarily investing in foreign equity securities. These changes limit the relevance of long-term comparisons against the Fund's benchmark, the Morgan Stanley Capital International All Country World Index ex USA ("MSCI ACWI® ex USA").

The Independent Directors noted that Selected International Fund's Class S shares outperformed the MSCI ACWI® ex USA over the three-year time period, but underperformed over the one-year time period, all periods ended March 31, 2015. The Independent Directors also noted that the Fund had underperformed its benchmark since 2011, when the change in investment strategy occurred.

Lipper, an independent service provider, presented a report to the Independent Directors that compared the Fund to all retail and institutional international multi-cap growth funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed both the Performance Universe and the Lipper Index over the one-, two-, and three-year time periods, but underperformed over the four-year time period, all periods ended December 31, 2014.

The Independent Directors considered Selected International Fund's management fee and total expense ratio. They observed that the Fund's current management fee was reasonable and below the average and median of its peer group, as determined by Lipper. The Fund's Class S shares total expense ratio was lower than the average and median ratios of its expense peers. The Independent Directors also noted that the Adviser has capped expenses of Class S shares through May 1, 2016 and that Class D shares do not pay any 12b-1 fees.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Selected American Shares, Selected International Fund and their shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fees for Selected American Shares and Selected International Fund were reasonable in light of the nature, quality, and extent of the services being provided to the Funds, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of their peer groups, as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of each Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

SELECTED FUNDS	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Selected Funds by phone at 1-800-243-1575. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

SELECTED FUNDS	Directors and Officers

For the purposes of their service as directors to the Selected Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until retirement, resignation, death, or removal. Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 75.

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

William P. Barr (05/23/50)	Director	Director since 1994	Retired; Of Counsel to Kirkland & Ellis LLP (law firm) until July 2009; Executive Vice President and General Counsel, Verizon (telecommunications company) from 1994 through 2008.	3	Director, Time Warner, Inc. (media and entertainment company); Director, Dominion Resources (energy company); Trustee, Clipper Funds Trust (consisting of one portfolio).

Francisco L. Borges (11/17/51)	Director	Director since 2006	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Trustee, John S. and James L. Knight
Foundation; Trustee, Connecticut
Public Broadcasting Network;
Director, University of Connecticut
Health Center; Director, Assured
Guaranty Ltd.; Director, Leucadia
National Corporation (holding
company); Trustee, Millbrook
School; Trustee, Clipper Funds Trust
(consisting of one portfolio).

Lawrence E. Harris (09/16/56)	Director	Director since 2015	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA	3	Director, Interactive Brokers Group, Inc.; Trustee, Clipper Funds Trust (consisting of one portfolio).

Steven N. Kearsley (09/29/41)	Director	Director since 2015	Private Investor, Real Estate Development; Owner, Old Peak Tree Farm.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

Katherine L. MacWilliams (01/19/56)	Director	Director since 1997	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

James J. McMonagle (10/01/44)	Director/ Chairman	Director since 1990	Chairman, Selected Funds Board of Directors since 1997; of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Director, Owens Corning (producer of residential and commercial building materials); Chairman and Trustee, Clipper Funds Trust (consisting of one portfolio).

Richard O'Brien (09/12/45)	Director	Director since 1996	Retired; Corporate Economist, Hewlett-Packard Co.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

SELECTED FUNDS	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1998	President or Vice President of each Selected Fund and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio).

Christopher C. Davis (07/13/65)	Director	Director since 1998	President or Vice President of each Selected Fund, Davis Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio); Director, Graham Holdings Co. (educational and media company).

*Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Christopher C. Davis (born 07/13/65, Selected Funds officer since 1998). See description in the section on Interested Directors.

Andrew A. Davis (born 06/25/63, Selected Funds officer since 1998). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Selected Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Selected Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Selected Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Selected Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

SELECTED FUNDS

Investment Adviser
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Custodian
State Street Bank and Trust Co.
c/o The Selected Funds
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Selected Funds
P.O. Box 8243
Boston, Massachusetts 02266-8243

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about the Selected Funds including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge upon request by calling 1-800-243-1575 or on the Funds' website at www.selectedfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.selectedfunds.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Katherine MacWilliams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) Not Applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not Applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECTED INTERNATIONAL FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 4, 2015

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: September 4, 2015